UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2016

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000 Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously reported, on February 16, 2016, Acadia Healthcare Company, Inc. (“Acadia”) completed its acquisition of Priory Group No. 1 Limited (“Priory”). The purpose of this Current Report on Form 8-K is to file the following pro forma and historical financial information about Acadia and Priory, all of which are incorporated by reference herein:

Unaudited Pro Forma Condensed Combined Financial Information of Acadia and its Subsidiaries

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 2015

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2016

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2015

•	Notes to Unaudited Pro Forma Condensed Combined Financial Information

Priory Group No. 1 Limited Audited Consolidated Historical Financial Information

•	Independent Auditors’ Report

•	Consolidated Income Statement for the years ended December 31, 2015, 2014 and 2013

•	Consolidated Statement of Comprehensive Income for the years ended December 31, 2015, 2014 and 2013

•	Consolidated Balance Sheet as of December 31, 2015, 2014 and 2013

•	Consolidated Statement of Cash Flows for the years ended December 31, 2015, 2014 and 2013

•	Consolidated Statement of Changes in Equity for the years ended December 31, 2015, 2014 and 2013

•	Notes to Consolidated Historical Financial Information

The audited consolidated historical financial statements of Priory have been prepared and audited in accordance with the International Financial Reporting Standards as issued by the International Account Standards Board (“IFRS”). IFRS differs in certain respects from generally accepted accounting principles in the United States (“U.S. GAAP”). Priory has not prepared or reconciled, and does not currently intend to prepare or reconcile, its financial information and the accompanying notes thereto in accordance with U.S. GAAP.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23	Consent of PricewaterhouseCoopers, LLP, an independent accountant, with respect to the audited consolidated historical financial information of Priory

99.1	Unaudited Pro Forma Condensed Combined Financial Information of Acadia and its subsidiaries

99.2	Audited Consolidated Historical Financial Information of Priory

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: May 20, 2016	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

23	Consent of PricewaterhouseCoopers, LLP, an independent accountant, with respect to the audited consolidated historical financial information of Priory

99.1	Unaudited Pro Forma Condensed Combined Financial Information of Acadia and its subsidiaries

99.2	Audited Consolidated Historical Financial Information of Priory